                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Medi-Ject Corporation:

         We consent to the incorporation by reference in this registration statement of our report dated February 25, 1998, included in Medi-Ject Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, and to the reference to our firm under the heading "Experts" in the prospectus.


                                                   /s/  KPMG Peat Marwick LLP



Minneapolis, Minnesota
April 2, 1998